                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 15, 1998






                         Commission File Number 0-28392
                                                -------





                             HARVARD SCIENTIFIC CORP
                             -----------------------
             (Exact name of registrant as specified in its charter)





              Nevada                                       88-0226455

--------------------------------------------------------------------------------
   (State or other jurisdiction of          (IRS Employer Identification Number)
            incorporation)



            100 North Arlington Avenue, Suite 380, Reno, Nevada 89501
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone number, including area code: (702) 786-9005

ITEM NO. 4.           CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANT
-----------           ---------------------------------------------------

        Prior to January 13, 1998, the Registrant engaged as its principal accountant to audit the Registrant's financial statements the firm of W. Dale McGhie, CPA of Reno, Nevada. On January 13, 1998, the Registrant's Board of Director's approved Ronald D. Simpkins, Certified Public Accountants, of 1155 West Fourth Street, Suite 214, Reno, Nevada 89503, as the Registrant's independent accountant. Mr. Simpkins was retained for the purposes of performing an audit on the Registrant's year end financial statements.

        The Registrant's former accountant, W. Dale McGhie did not resign and did not decline to stand for reelection. The new management of the Registrant has determined that a change of auditor is in the best interest of the company, and therefore, the former accountant simply was replaced as of January 13, 1998. This decision to change accountants was recommended and approved by the Board of Directors.

        Reports prepared by the Registrant's principal accountant on the Registrant's financial statements for the periods ending December 31, 1996 and December 31, 1995, in addition to the statement of operations, stockholders equity and cashflow for the period ending December 31, 1994, have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

        1. The Report on Financial Statements prepared by W. Dale McGhie for December 31, 1996 and 1995, contained the following statement:

               The accompanying financial statements have been presented assuming that the company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

        Note 11 of those financial statements, under the heading "Uncertainty - Going Concern", stated:

               The financial statements of the Company have been prepared assuming that the Company will continue as a going concern. The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional equity capital and through the sale of the PGE-1 product. If additional capital is not secured, then there is substantial doubt about the Company's ability to continue as a going concern. See also Note 12 regarding the Company's plans to issue 6% Convertible Debentures in 1997.The Company intends to obtain additional capital through public and private financing or from other sources, such as collaboration agreements. Although the Company sold $5,000,000 principal amount of 6% convertible debentures (Note 12) and has an undertaking, subject to various conditions, to sell an additional$10,000,000 principal amount of 6% convertible debentures, there can be no assurance that this additional funding will occur, or be sufficient. If additional funding does not occur or is insufficient, there is no assurance that other required funds will be available on terms satisfactory to the Company. Failure to obtain adequate financing could cause a delay or termination of the Company's product development and marketing efforts. See also Note 12.

        During the most recent two fiscal years, there have not been any disagreements with the Registrant's former accountant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

ITEM NO. 7.    EXHIBITS
-----------    --------

(16)     Letter on change in certifying accountant.

        Pursuant to Item 304(a) (3) of Regulation S-B, the Company has provided its former accountant with a copy of this Form 8-K and has requested its former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. Due to the unavailability of the requested letter at the time of this filing, the letter shall be filed in compliance with the requirements of Item 304
        (a) (3) upon receipt.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HARVARD SCIENTIFIC CORP.
--------------------------------------------------------------------------------



                                                 /s/ Thomas E. Waite
                                                 --------------------------
                                                 Mr. Thomas E. Waite, President